                         NOTICE OF GUARANTEED DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                        TO TENDER SHARES OF COMMON STOCK
                           PAR VALUE $0.01 PER SHARE
                         (INCLUDING ASSOCIATED RIGHTS)

                                       OF

                             DAVE & BUSTER'S, INC.

                                       TO

                           D&B ACQUISITION SUB, INC.

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON TUESDAY, JULY 2, 2002, UNLESS THE OFFER IS EXTENDED.

This Notice of Guaranteed Delivery, or a facsimile hereof, must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates representing shares of common stock, par value $0.01 per share (together with the associated rights, the "Shares"), of Dave & Buster's, Inc., a Missouri corporation ("Dave & Buster's"), are not immediately available; (ii) the procedure for book-entry transfer cannot be completed on a timely basis, or
(iii) time will not permit certificates representing Shares and any other required documents to reach The Bank of New York (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

         BY REGULAR MAIL:                       BY HAND:                    BY OVERNIGHT COURIER:
       The Bank of New York               The Bank of New York               The Bank of New York
   Tender & Exchange Department       Tender & Exchange Department       Tender & Exchange Department
          P.O. Box 11248                       3rd Floor                          5th Floor
      Church Street Station                 One Wall Street                  385 Rifle Camp Road
     New York, NY 10286-1248               New York, NY 10286              West Paterson, NJ 07424

                       FOR NOTICE OF GUARANTEED DELIVERY
                           BY FACSIMILE TRANSMISSION:
                                 (973) 247-4077

                    TO CONFIRM FACSIMILE TRANSMISSION ONLY:
                                 (973) 247-4075

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to D&B Acquisition Sub, Inc., a Missouri corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 4, 2002 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase.

Signature(s):
--------------------------------------------------------------------------------
                                     PLEASE PRINT OR TYPE

Name(s) of Record Holder(s):
--------------------------------------------------------------------------------

Number of Shares:
--------------------------------------------------------------------------------

Certificate Number(s) (If Available):
------------------------------------------------------------------------------

Dated:
------------------------------------, 2002

Address(es):
--------------------------------------------------------------------------------
                                       INCLUDE ZIP CODE

Area Code and Telephone Number(s):
-----------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------------

Check box if Shares will be tendered by book-entry transfer:  [ ]

Account Number:
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                               DELIVERY GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three New York Stock Exchange trading days after the date hereof.

Name of Firm:
----------------------------------------
Address:
-----------------------------------------------
---------------------------------------------------------
                                                 ZIP CODE

Area Code and
Telephone Number:
-----------------------------------

---------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

                              PLEASE PRINT OR TYPE
Name:
-------------------------------------------------
Title:
--------------------------------------------------
Date:
------------------------------ , 2002

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                        3